Intangible Assets, Net (Estimated Amortization Expenses for Future Periods) (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
INTANGIBLE ASSETS, NET [Abstract]
2021	$ 3,346
2022	1,177
2023	279
2024	40
2025	0
Thereafter	0
Total expected amortization expense	$ 4,842	$ 9,922